EXHIBIT 24

                         Annual Report on Form 10-K

RESOLVED, that the Corporation's Annual Report to the Securities and Exchange Commission (the "SEC") on Form 10-K (the "Form 10-K") in the form previously circulated to the Board in preparation for this meeting be, and it hereby is, approved with such changes as the Chief Executive Officer, any Vice President, the Secretary or the Corporation's counsel ("Authorized Persons") shall approve, the execution and filing of the Form 10-K with the SEC to be conclusive evidence of such approval; provided, however, that without derogating from the binding effect of the above, it is understood that an Authorized Person shall cause the distribution prior to the filing with the SEC, of a copy of such Form 10-K to the directors in substantially that form which is to be filed with the SEC and that each director shall have the opportunity to review with and comment to an Authorized Person prior to such filing;

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized to file with the SEC the Form 10-K and any amendments thereto on Form 10-K/A and/or any other applicable form; and

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized to take all such further actions as in their judgment may be necessary or advisable to accomplish the purposes of the foregoing resolutions.


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                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file an Annual Report on Form 10-K with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  December 14, 2004
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
/s/  James J. O'Brien                                      /s/   Kathleen A. Ligocki
--------------------------------------------               ---------------------------------------------
James J. O'Brien, Chairman of the Board                    Kathleen A. Ligocki, Director
and Chief Executive Officer



/s/  J. Marvin Quin                                        /s/  Patrick F. Noonan
--------------------------------------------               ---------------------------------------------
J. Marvin Quin, Senior Vice President                      Patrick F. Noonan, Director
  and Chief Financial Officer


/s/ Lamar M. Chambers                                      /s/  Jane C. Pfeiffer
-------------------------------------------                ---------------------------------------------
Lamar M. Chambers, Vice President and                      Jane C. Pfeiffer, Director
Controller


/s/ Ernest H. Drew                                         /s/ William L. Rouse, Jr.
-------------------------------------------                ---------------------------------------------
Ernest H. Drew, Director                                   William L. Rouse, Jr., Director


/s/ Roger W. Hale                                          /s/ George A. Schaefer, Jr.
-------------------------------------------                ---------------------------------------------
Roger W. Hale, Director                                    George A. Schaefer, Jr., Director


/s/ Bernadine P. Healy                                     /s/ Theodore M. Solso
-------------------------------------------                ---------------------------------------------
Bernadine P. Healy, Director                               Theodore M. Solso, Director


/s/ Mannie L. Jackson                                      Michael J. Ward
-------------------------------------------                ---------------------------------------------
Mannie L. Jackson, Director                                Michael J. Ward, Director

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